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                                                                    Exhibit 10.1

                      THIRD AMENDMENT TO CREDIT AGREEMENT
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          THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment"), is dated
                                                     ---------------
as of _______________ ________, 2000, and entered into among CREDITRUST CORPORATION, (the "Borrower"), the several Lenders and other financial
                   --------
institutions parties to the Credit Agreement (as hereinafter defined) (individually a "Lender"; collectively, the "Lenders"), and SUNROCK CAPITAL
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CORP., as agent (in such capacity, the "Agent").
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                                 W I T N E S S E T H:
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          WHEREAS, the Borrower, the Lenders and the Agent are parties to a
Credit Agreement dated as of October 28, 1998 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement");
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          WHEREAS, the Borrower has requested a deferral of the March principal payment due under the Credit Agreement and the Lenders have agreed to so amend the Credit
Agreement to reflect such deferral on the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

          1.  Defined Terms.  Unless otherwise defined herein, terms defined in
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the Credit Agreement are used herein as therein defined.

          2.  Deferral of Principal Payments.
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              (a)  Upon Borrower's payment to the Lenders of the March 2000 interest payment due under the Loan, the Lenders agree to defer the Borrower's obligation to pay the March 2000 principal payment due under the Loan. The Borrower acknowledges that the Lenders have granted to Joseph K. Rensin, pursuant to that Collection Guaranty Agreement of even date herewith, the right to cause a deferral in the Borrower's obligation to pay all or any portion of the April 2000 principal payment upon Borrower's payment to the Lenders of the April 2000 interest payment due under the Loan. Any amounts of principal so deferred shall, if not sooner paid, be due and payable on the Termination Date.

          3.  Representations and Warranties.  The Borrower hereby represents
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and warrants to the Lenders and the Agent that:

              (a) The representations and warranties made in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof; and
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          (b)  The execution and delivery of this Third Amendment by and on behalf of the Borrower has been duly authorized by all requisite action on behalf of the Borrower and this Third Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     4.   Conditions Precedent. The effectiveness of the amendments and waiver
          --------------------
set forth herein is subject to the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent:

          (a) The Borrower shall have executed and delivered to the Agent this Third Amendment.

          (b) The representations and warranties set forth in the Credit Agreement shall be true and correct in all material respects on and as of the date hereof.

     5.   Ratification; References; No Waiver. Except as expressly amended by
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this Third Amendment, the Credit Agreement shall continue to be, and shall remain, unaltered and in full force and effect in accordance with its terms. All references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be to the Credit Agreement as amended by the First Amendment, the Second Amendment and this Third Amendment. Except with respect to the deferral of principal payments set forth herein, this Third Amendment does not and shall not be deemed to constitute a waiver by the Agent or the Lenders of any Default or Event of Default or of any of the Agent's or the Lenders' other rights or remedies in the event of any Default of Event of Default.

     6.   Release and Indemnity.  Recognizing and in consideration of the
          ---------------------
Lenders' and the Agent's agreement to the amendments set forth herein, the Borrower hereby waives and releases the Lenders and the Agent and their officers, attorneys, agents, and employees from any liability, suit, damage, claim, loss or expense of any kind or nature whatsoever and howsoever arising that the Borrower ever had or now has against any of them arising out of or relating to any Lender's or the Agent's acts or omissions with respect to this Third Amendment, the Credit Agreement, the other Loan Documents or any other matters described or referred to herein or therein. The Borrower further hereby agrees to indemnify and hold the Agent and the Lenders and their respective officers, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including counsel fees) suffered by or rendered against the Lenders or the Agent or any of them on account of anything arising out of this Third Amendment, the Credit Agreement, the other Loan Documents or any other document delivered pursuant thereto up to and including the date hereof; provided that, the Borrower shall not have any obligation hereunder to
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any Lender or the Agent with respect to

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indemnified liabilities arising from the gross negligence or willful misconduct of such Lender or the Agent.

          7.   Miscellaneous.
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               (a) Expenses.  The Borrower agrees to pay all of the Agent's
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reasonable out-of-pocket expenses incurred in connection with the preparation, negotiation and execution of this Third Amendment including, without limitation, the reasonable fees and expenses of Ballard Spahr Andrews & Ingersoll, LLP.

               (b) Governing Law.  This Third Amendment shall be governed by and
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construed in accordance with the laws of the Commonwealth of Pennsylvania.

               (c) Successor and Assigns. The terms and provisions of this Third
                   ---------------------
Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Agent and the Lenders and their respective successors and assigns.

               (d) Counterparts. This Third Amendment may be executed in one or
                   ------------
more counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.

               (e) Headings. The headings of any paragraph of this Third
                   --------
Amendment are for convenience only and shall not be used to interpret any provision hereof.

               (f) Modifications. No modification hereof or any agreement
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referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

          IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    CREDITRUST CORPORATION


                                    By:    ___________________
                                    Name:  ___________________
                                    Title: ___________________

                                    SUNROCK CAPITAL CORP., as Agent
                                    and as a Lender

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                                    By:   ______________________
                                    Name: ______________________
                                    Title:______________________

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